                                                                   EXHIBIT  3.1
                                                                   ------------



                          CERTIFICATE OF INCORPORATION

                                       OF

                                  EDOCS, INC.

                                  * * * * * *

     FIRST.  The name of the corporation is eDocs, Inc. (the "Corporation").

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares of Common Stock with a par value of One One-Hundreth of a Cent ($.001) per share.

     FIFTH.   The Corporation is to have perpetual existence.

     SIXTH.   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

     A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.
     B. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

     C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

     NINTH. The name and mailing address of the sole incorporator is as follows:

Name                                     Mailing Address
---------------------------     ----------------------------------

Todd C. Goffman, Esq.            Testa, Hurwitz & Thibeault, LLP
                                 High Street Tower
                                 125 High Street
                                 Boston, MA  02110

          I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 21st day of May, 1998.


                              /s/ Todd C. Goffman
                              -------------------
                              Todd C. Goffman, Esq.
                              Sole Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

          eDocs, Inc., a Company organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

          FIRST:    That the Board of Directors of the Company, by unanimous
written consent on May 21, 1998, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

          RESOLVED:  That a proposed amendment to the Certificate of
Incorporation of the   Company (the "Amendment"), effecting a change in Article
FOURTH thereof so that said   Article FOURTH shall be read in its entirety as
set forth in Appendix 1 hereto, is recommended   to the stockholders for
approval as being in the best interests of the Company.

          SECOND: That the stockholders of the Company duly adopted such resolution by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said eDocs, Inc. has caused this certificate to be signed by Kevin E. Laracey, its President, this 21st day of May , 1998.

                            EDOCS, INC.


                            BY:  /s/ Kevin E. Laracey
                                 --------------------
                                 President

                     APPENDIX 1 TO CERTIFICATE OF AMENDMENT
                                 OF EDOCS, INC.

                     Rights and Privileges of Capital Stock

  FOURTH:  The total number of shares of all classes of stock that the
  ------
Corporation shall have the authority to issue is 15,000,000 shares, $0.001 par value, which shall consist of two classes of stock as follows:

Common Stock, $0.001 par value
("Common Stock")                                          11,000,000 shares

Preferred Stock, $0.001 par value
("Preferred Stock")                                        4,000,000 shares

The Preferred Stock shall consist of a single series as follows:

Series A Convertible Preferred Stock, $0.001 par value     4,000,000 shares
("Series A Preferred Stock")

  The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.  PREFERRED STOCK.

  1.  Voting Rights.
      -------------

(a) Except as otherwise expressly provided herein, or as required by law, the holders of shares of Series A Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted, pursuant to the provisions of paragraph 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

(b) At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not:

                (i) Amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of Series A Preferred Stock; or

                (ii) Effect, or obligate itself to effect, any merger, sale, lease, assignment, transfer, license or other conveyance of all or substantially all of the assets of the Corporation (including the assets of any subsidiary thereof), or any consolidation or merger involving the Corporation, or any capital reorganization, reclassification, dissolution, liquidation or winding up of the Corporation, except for (1) the consolidation or merger with, or transfer of assets to, any wholly-owned subsidiary, (2) the merger into the Corporation or transfer of assets to the Corporation from any wholly-owned subsidiary or (3) any merger in which the Corporation is the surviving Corporation and the capital stock of the Corporation outstanding immediately before the effective date of such merger represents fifty (50%) percent or more of the outstanding capital stock immediately after such merger; or

                (iii) Increase the number of authorized shares of Series A Preferred Stock or create or otherwise increase the authorized number of shares of the Corporation's capital stock, including any security or obligation convertible into Series A Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to Series A Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation (provided that participation with the holders of the Common Stock in any such distribution after any preferential payments to holders of Series A Preferred Stock shall be deemed junior to Series A Preferred Stock), whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise; or

                  (iv) Pay any dividends on the Common Stock; or

                  (v) Increase the Board of Directors to more than seven (7) Directors.

  2.  No Impairment of Rights.  The Corporation will not, by amendment of this
      -----------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of Series A Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, subject to the terms hereof, in order to protect the rights of the holders of Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of Series A Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock on the conversion of all Series A Preferred Stock from time to time outstanding under the terms hereof.

  3.  Dividend Rights.  No cash dividends shall be declared or set aside for any
      ---------------
shares of Series A Preferred Stock except as follows:

        (a) Series A Preferred Stock. From and after the date of the
            ------------------------
     original issuance of the shares of Series A Preferred Stock, the holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor cumulative dividends at the simple rate per annum of 8% of $1.00, being the original purchase price for which the shares of Series A Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting Series A Preferred Stock, the "Original Purchase Price" for such series) (the "Series A Accruing Dividends"). Series A Accruing Dividends shall accrue annually, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for Series A Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Series A Accruing Dividends (i) until and when so declared by the Board of Directors, or (ii) except upon any redemption of Series A Preferred Stock; provided, further, that unless declared by the Board of Directors, the Series A Accruing Dividends shall not be paid upon any conversion of the Series A Preferred Stock in accordance with paragraph 5.

        (b) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series A Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of Series A Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock into which each share of Series A Preferred Stock would be convertible if such Series A Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; and

        (c) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon any class or series of capital stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series A Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of Series A Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of Series A Preferred Stock had been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by the Original Purchase Price, as defined above.

  4.  Liquidation Rights.
      ------------------

        (a) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks, with respect to the right to receive payments upon liquidation, junior to Series A Preferred Stock, (i) the holders of record of shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to $1.00, the Original Purchase Price for such series, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment (the "Series A Base Amount"). The aggregate of such amounts to be paid to the holders of Series A Preferred Stock is referred to as the "Series A Preferred Liquidation Amount." For the purposes hereof, the Common Stock shall rank on liquidation junior to Series A Preferred Stock with respect to the right to receive payments upon liquidation. If the funds available upon liquidation are insufficient to satisfy in full Series A Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Series A Preferred Stock based on the number of shares held by each.

        (b) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series A Preferred Stock shall have been paid in full the Series A Preferred Liquidation Amount, the holders of Series A Preferred Stock shall share ratably with the holders of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Series A Preferred Stock being deemed, for such purposes, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Series A Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution); provided, however, that
                                                       --------  -------
     if the aggregate amount distributable to all holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $50,000,000, the holders of Series A Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this
     Section 4(b), and shall only be entitled to payment of the Series A Preferred Liquidation Amount as provided in Section 4(a); provided,
                                                               --------
     further, however that nothing herein shall preclude such holders from
     -------
     converting their shares of Series A Preferred Stock to Common Stock in accordance with the provisions of Section 5(a) hereof.

        (c) The merger or consolidation of the Corporation into or with another Corporation (other than a merger which will not result in more than fifty (50%) percent of the voting power of the outstanding capital stock of the surviving or resulting corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting power of the outstanding capital stock immediately prior to such merger), or the sale, conveyance or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4, unless the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock voting together as a single class elect otherwise by giving notice to the Corporation at least five (5) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(c) and the provisions of paragraph 5(h) shall not apply. The amount deemed distributed in connection with a transaction referred to in this paragraph 4(c) shall be the cash or the value of the property, rights or other securities distributable by the acquiring person, firm or other entity as part of such transaction. Wherever a distribution provided for in this paragraph 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation's Board of Directors.

5.  Conversion Rights.  The holders of Series A Preferred Stock shall have the
    -----------------
following conversion rights:

          (a)  Conversion.
             ----------

                (i) General. Subject to and in compliance with the provisions of
                    -------
          this paragraph 5, any shares of Series A Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest smaller whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Series A Preferred Stock the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable with respect to such shares of Series A Preferred Stock) whereupon all rights to receive any accrued but undeclared dividends with respect to such converted shares shall terminate. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series of Series A Preferred Stock (determined as provided in paragraph 5(c)) by the number of shares of such series of Series A Preferred Stock being converted.

                (ii) Conversion Upon Qualified Public Offering. Notwithstanding
                     -----------------------------------------
          anything to the contrary herein, all outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which Common Stock is sold at a public offering price per share of not less than $5.00 and in which the aggregate price to the public of the shares is at least $15,000,000 (a "Qualified Public Offering"). As soon as practicable following the automatic conversion of Series A Preferred Stock as a result of a Qualified Public Offering, the Corporation will give each holder written notice of such conversion.

                (iii) Voluntary Conversion. All outstanding shares of Series A
                      --------------------
          Preferred Stock shall, upon the vote or written consent of the holders of at least seventy-five (75%) percent of the then outstanding shares of Series A Preferred Stock, voting together as a single class, with each share of such Series A Preferred Stock to be entitled to a single vote, be automatically converted into the number of shares of Common Stock into which such Series A Preferred Stock is then convertible pursuant to paragraph 5(a)(i) hereof, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock. Notice hereof shall be given by the Corporation to the holders of Series A Preferred Stock within thirty (30) days of such vote or consent. The effective date of conversion hereunder shall be the date specified in the vote causing conversion, or if no such date is specified, the date the vote is taken.

                (iv) Special Mandatory Conversion. In the event any holder of
                     ----------------------------
          Series A Preferred Stock does not participate in a Financing (as defined below) by purchasing within the time period specified by the Corporation its full Basic Amount (as defined below), then paragraph 5(e)(i) shall not apply to any shares of Series A Preferred Stock held by such holder and each share of Series A Preferred Stock held by such holder shall, upon consummation of such Financing, automatically be converted into that number of shares of Common Stock into which such Series A Preferred Stock was convertible pursuant to paragraph 5(a)(i) hereof immediately prior to such Financing. For the purposes of this paragraph:

                        (x) a holder's "Basic Amount" of a Required Financing
               shall be (i) its pro-rata share of the portion of such Required Financing set aside by the Board of Directors of the Corporation (including both Directors elected or designated by the holders of Series A Preferred Stock) for purchase by holders of outstanding shares of Series A Preferred Stock, such pro rata share to be determined based on the ratio of the aggregate number of shares of Series A Preferred Stock held by each holder of Series A Preferred Stock to the number of shares of Series A Preferred Stock held by all holders of Series A Preferred Stock, (provided that the requirement that the holders of Series A Preferred Stock participate on a pro-rata basis may be waived in any instance by unanimous vote of the Directors elected or designated by the holders of Series A Preferred Stock), or (ii) if less, the maximum amount such holder is permitted to purchase in such Required Financing, after giving effect to any cutbacks or limitatio ns established by the Board of Directors of the Corporation (including both Directors elected or designated by the holders of Series A Preferred Stock) or the exercise of any pre-emptive or similar rights then held by any holders of capital stock of the Corporation; and

                        (y) a "Required Financing" shall mean any transaction,
               designated as a " Required Financing" by the Board of Directors of the Corporation (including both Directors elected or designated by the holders of Series A Preferred Stock) pursuant to which the Corporation shall issue any shares of Common Stock, or other securities convertible into, or exchangeable or exercisable for shares of Common Stock, for cash or cash equivalent consideration; however a Required Financing does not include the issuance of any shares of Common Stock or other securities of the Corporation, or options to purchase shares of Common Stock or other securities of the Corporation, issued (i) upon conversion of any shares of Series A Preferred Stock into Common Stock, (ii) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (iii) in connection with any merger or consolidation of the Company with another corporation or other entity or as consideration for the acquisition (whether by the Company or any of its subsidiaries) of the stock or assets of any other entity, (iv) pursuant to any stock option or stock purchase plans to the Corporation's employees, officers, directors or consultants, or (v) as a so-called equity feature (e.g., a warrant) of a transaction primarily involving debt securities or indebtedness for borrowed money.

        (b) Conversion Procedures. Upon the occurrence of a conversion specified
            ---------------------
     in paragraph 5(a) hereof, each holder of Series A Preferred Stock shall surrender the certificates representing such shares at the principal office of the Corporation or of its transfer agent, as designated by the Corporation. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series A Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement and an affidavit of loss satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

        (c) Applicable Conversion Rate. The conversion rate in effect at any
            --------------------------
     time (the "Applicable Conversion Rate") for the Series A Preferred Stock shall be the quotient obtained by dividing the Original Purchase Price for Series A Preferred Stock, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

        (d) Applicable Conversion Value. The Applicable Conversion Value for the
            ---------------------------
     Series A Preferred Stock in effect from time to time shall be the Original Purchase Price for such series, as adjusted from time to time in accordance with paragraph 5(e) hereof.

        (e) Adjustments to Applicable Conversion Value.
            ------------------------------------------

               (i)  General.
                    -------

                        (A) Sale or Issuance of Common Stock. If the Corporation
                            --------------------------------
               shall, while there are any shares of Series A Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for Series A Preferred Stock in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, the Applicable Conversion Value shall be lowered so as to be equal to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                                (x) the numerator of which shall be (1) the
                    number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

                                (y) the denominator of which shall be (1) the
                    number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (2) the number of such additional shares of Common Stock so issued;

     provided, however, in no event will any adjustment be made to the extent it would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                     (B) Sale or Issuance of Warrants, Options or Purchase
                         -------------------------------------------------
               Rights with Respect to Common Stock. For the purposes of this
               -----------------------------------
               paragraph 5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock

               (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value pursuant to this paragraph 5(e)(i)(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be recomputed if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, adjusted as if the expired or canceled warrants, options, subscriptions or purchase rights had not been issued.

                    For purposes of this paragraph 5(e)(i)(B), the "Net
               Consideration Per Share" which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                        (C) Consideration: Non-Cash Property. For purposes of
                            --------------------------------
               this paragraph 5(e)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or any of the securities described in this paragraph 5(e)(i) consists of property other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be recorded on the books of the Corporation as consideration for the property so received.

                        This paragraph 5(e)(i) shall not apply and no adjustment
               in the Applicable Conversion Value shall be made hereunder upon an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii).

                (ii) Certain Issues of Common Stock Excepted. Anything in
                     ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Value as set forth in paragraph 5(e)(i), in the case of (x) the issuance of any shares of Common Stock upon conversion of any shares of Series A Preferred Stock, or (y) the issuance of, or grant of options to purchase, up to 1,500,000 shares of Common Stock pursuant to the Corporation's 1998 Stock Option Plan, as amended from time to time (including in such number all options outstanding on the date this Certificate of Incorporation becomes effective), or such greater number of shares as may be approved by the Board of Directors of the Corporation, including the affirmative vote of any Directors elected by the holders of Series A Preferred Stock, or the issuance of shares of Common Stock upon the exercise of any such options (which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation.

                (iii) Extraordinary Common Stock Event. Upon the happening of an
                      --------------------------------
          Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for Series A Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted only under this paragraph 5(e)(iii) by multiplying the then effective Applicable Conversion Value for such series by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

     "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

        (f) Dividends. In the event the Corporation shall make or issue, or fix
            ---------
     a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution provided for herein) payable in securities of the Corporation other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion of the Series A Preferred Stock, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their shares of Series A Preferred Stock been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph 5 with respect to the rights of the holders of Series A Preferred Stock.

        (g) Capital Reorganization or Reclassification. If the Common Stock
            ------------------------------------------
     issuable upon the conversion of Series A Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this paragraph 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph
     5), then and in each such event the holders of each share of Series A Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable by such holders upon such reorganization, reclassification or other change, equal to the number or shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

        (h) Capital Reorganization, Merger or Sale of Assets. If at any time or
            ------------------------------------------------
     from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 5) or a merger or consolidation of the Corporation with or into another Corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(c), unless the requisite number of holders of Series A Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of Series A Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger had such holder's Series A Preferred Stock been converted into Common Stock prior to such, consolidation, or sale, provided tha t no such provision shall be deemed to constitute the consent of the holders of Series A Preferred Stock to any such transaction if such consent is required by this Certificate of Incorporation or under applicable law.

        (i)  Certificate as to Adjustments. In each case of an adjustment or
             -----------------------------
     readjustment of the Applicable Conversion Rate for Series A Preferred Stock, the Corporation will furnish each holder of shares of Series A Preferred Stock with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

        (j) Exercise of Conversion Privilege. To exercise his conversion
            --------------------------------
     privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for the conversion shall be duly endorsed in blank or accompanied by proper assignment thereof to the Corporation duly endorsed in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Series A Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Series A Preferred Stock being converted, (i) such certificate or certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this paragraph 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

        (k) Cash in Lieu of Fractional Shares. No fractional shares of Common
            ---------------------------------
     Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the

     Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series A Preferred Stock being converted.

        (l) Partial Conversion. In the event some but not all of the shares of
            ------------------
     Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

        (m) Reservation of Common Stock. The Corporation shall at all times
            ---------------------------
     reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action, subject to the terms of this Certificate of Incorporation and applicable law, as may be necessary to increase its authorized but unissued shares of Common Stock at least to such number of shares as shall be sufficient for such purpose.

        (n) Issue Tax. The issuance of certificates for shares of Common Stock
            ---------
     upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series A Preferred Stock which is being converted.

        (o) Closing of Books. The Corporation will at no time close its transfer
            ----------------
     books against the transfer of shares of Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of shares of Series A Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

  6.  Redemption.
      ----------

        (a) On or after May 22, 2003, the Corporation shall, at the written election of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, upon written notice delivered to the Corporation and specifying the first day on which such shares are to be redeemed out of funds legally available therefor (which shall be a date not fewer than thirty (30) days after such notice is delivered to the Corporation), (i) redeem on the date specified by such holders one-third of all the shares of Series A Preferred Stock outstanding on the date of such election and (ii) redeem on the first anniversary of such date one-half of the shares of Series A Preferred Stock outstanding on such date and (iii) redeem on the second anniversary of such date all remaining shares of Series A Preferred Stock outstanding on such date (each such date being herein called a "Redemption Date").

        (b) All shares of Series A Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price (as set forth below) therefore has been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Redemption Price for any shares of Series A Preferred Stock on or prior to the respective Redemption Date, then the unpaid Redemption Price shall thereafter bear interest at an annual rate equal to eight (8%) percent, compounded annually until paid.

        (c) The Redemption Price (the "Redemption Price") for each share of Series A Preferred Stock to be redeemed pursuant to this paragraph 6 shall be the sum of the Original Purchase Price for such shares (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series A Preferred Stock) plus the amount of the unpaid Series A Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date.

        (d) After receipt of a notice of election pursuant to paragraph 6(a), the Corporation will give written notice by mail, postage prepaid, to the holders of record of Series A Preferred Stock to be redeemed, such notice to be delivered to each such holder at its post office address shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price, and the place and date of such redemption ("Redemption Date"), (which date shall not be a day on which banks in the City of Boston are required or authorized to close) and to be given at least twenty (20) days prior to the Redemption Date; provided, however, that the Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Series A Preferred Stock as provided in this paragraph 6. If on or before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Series A Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on such Redemption Date, the shares so called for redemption with respect to any holder shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to paragraph 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificates representing shares so called for redemption, the Redemption Price applicable to such Series A Preferred Stock without interest thereon.

        (e) If the funds of the Corporation legally available for redemption of Series A Preferred Stock on any Redemption Date are insufficient to redeem the total number of outstanding Series A Preferred Stock to be redeemed on such Redemption Date, the Corporation shall redeem such number of shares of Series A Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of Series A Preferred Stock according to the respective amounts which will be payable with respect to the full number of shares of Series A Preferred Stock to be redeemed on such date, as if all such Series A Preferred Stock were redeemed in full. Any shares of Series A Preferred Stock not redeemed shall remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such Series A Preferred Stock to be redeemed on such prior Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above.

        (f) Subject to the terms of paragraph 6(d), any shares of Series A Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of this Certificate of Incorporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

        (g) No shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such acquired Series A Preferred Stock shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

        (h) Except for the redemption of shares of Common Stock from terminated employees of the Corporation pursuant to the Corporation's 1998 Stock Option Plan, the Corporation shall not, at any time while there are outstanding any shares of Series A Preferred Stock, redeem any other shares of capital stock of the Corporation except with the prior written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

  7.  Notices of Record Date.  In the event of:
      ----------------------

        (a) any taking by the Corporation of a record of the holders of any series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any series or any other securities or property, or to receive any other right, or

        (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

B.  COMMON STOCK.
    ------------

  1.  Relative Rights of Preferred Stock and Common Stock.  All preferences,
      ---------------------------------------------------
voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of Preferred Stock.

  2.  Voting Rights.  Except as otherwise required by law or this Certificate of
      -------------
Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

  3.  Dividends.  Subject to the preferential rights of Preferred Stock, if any,
      ---------
the holders of shares of Common Stock shall be entitled to receive, when and as if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

  4.  Dissolution, Liquidation or Winding Up.  In the event of any dissolution,
      --------------------------------------
liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

                                 March 31, 1999


  eDocs, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:
                  -----------
  1.  The name of the Corporation is eDocs, Inc.

  2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 21, 1998. A Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 21, 1998.

  3. That the first paragraph of ARTICLE FOURTH of the Certificate of Incorporation, as so amended, is hereby further amended and restated to read in its entirety as follows:

          "FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 16,140,000 shares, $0.001 par value, which shall consist of two classes of stock as follows:

          Common Stock, $0.001 par value
          ("Common Stock")                                 11,570,000 shares

          Preferred Stock, $0.001 par value                4,570,000 shares
          ("Preferred Stock")

     The Preferred Stock shall consist of a single series as follows:

          Series A Convertible Preferred Stock, $0.001 par value
          ("Series A Preferred Stock")                     4,570,000 shares


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, eDocs, Inc. has caused this Certificate to be signed by Kevin Laracey, its President, this 31st day of March, 1999.

                              EDOCS, INC.



                              By: /s/ Kevin Laracey
                                  -----------------
                                  Kevin Laracey
                                  President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

          eDocs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          FIRST:    That the Board of Directors of the Corporation, by unanimous written consent on April 29, 1999, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

RESOLVED:   That the Corporation amend its Certificate of Incorporation of the
            Corporation effecting a change in Article FOURTH thereof so that said Article FOURTH shall be substantially in the form set forth in
            Appendix I hereto; and that the adoption of such amendment by the
            ----------
            stockholders of the Corporation is advisable.

          SECOND: That the stockholders of the Corporation duly adopted such resolution by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

          THIRD: That such Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, said eDocs, Inc. has caused this certificate to be signed by Kevin E. Laracey, its President, this 30th day of April, 1999.

                            EDOCS, INC.


                            BY:  /s/ Kevin E. Laracey
                                 --------------------
                                 President

                                                                      APPENDIX 1
                                                                      ----------



  FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 21,771,062 shares, $0.001 par value, which shall consist of two classes of stock as follows:

        Common Stock, $0.001 par value
        ("Common Stock")                                       14,000,000 shares

        Preferred Stock, $0.001 par value
        ("Preferred Stock")                                     7,771,062 shares

The Preferred Stock shall consist of a two series as follows:

        Series A Convertible Preferred Stock, $0.001 par value 4,570,000 shares ("Series A Preferred Stock")

        Series B Convertible Preferred Stock, $0.001 par value 3,201,062 shares ("Series B Preferred Stock")

  The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.  PREFERRED STOCK.

  1.  Voting Rights.
      -------------

        (a) Except as otherwise expressly provided herein, or as required by law, the holders of shares of Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Preferred Stock could be converted, pursuant to the provisions of paragraph 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.

        (b) At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of Series A Preferred Stock.

        (c) At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of the Series B Preferred Stock.

        (d) At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least sixty-seven percent (67%) of the shares of Common Stock issuable upon conversion of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not:

                (i) Effect, or obligate itself to effect, any merger, sale, lease, assignment, transfer, license or other conveyance of all or substantially all of the assets of the Corporation (including the assets of any subsidiary thereof), or any consolidation or merger involving the Corporation, or any capital reorganization, reclassification, dissolution, liquidation or winding up of the Corporation, except for (1) the consolidation or merger with, or transfer of assets to, any wholly-owned subsidiary, (2) the merger into the Corporation or transfer of assets to the Corporation from any wholly-owned subsidiary or (3) any merger in which the Corporation is the surviving Corporation and the capital stock of the Corporation outstanding immediately before the effective date of such merger represents fifty (50%) percent or more of the outstanding capital stock immediately after such merger; or

                (ii) Increase the number of authorized shares of Series A Preferred Stock or Series B Preferred Stock or create or otherwise increase the authorized number of shares of the Corporation's capital stock, including any security or obligation convertible into Series A Preferred Stock or Series B Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to Series A Preferred Stock and Series B Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation (provided that participation with the holders of the Common Stock in any such distribution after any preferential payments to holders of Series A Preferred Stock or Series B Preferred Stock shall be deemed junior to Series A Preferred Stock or Series B Preferred Stock, as the case may be), whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise; or

                  (iii) Increase the Board of Directors to more than seven (7) Directors.

  2.  No Impairment of Rights.  The Corporation will not, by amendment of this
      -----------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, subject to the terms hereof, in order to protect the rights of the holders of Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock on the conversion of all Preferred Stock from time to time outstanding under the terms hereof.

  3.  Dividend Rights.  No cash dividends shall be declared or set aside for any
      ---------------
shares of Preferred Stock except as follows:

        (a) Preferred Stock. From and after the date of the original issuance of
            ---------------
     the shares of Preferred Stock, the holders of Preferred Stock shall be entitled to receive, out of funds legally available therefor cumulative dividends at the simple rate per annum of 8% of (i) in the case of Series A Preferred Stock, $1.00, being the original purchase price for which the shares of Series A Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series A Preferred Stock, the "Series A Original Purchase Price") (the "Series A Accruing Dividends") and (ii) in the case of the Series B Preferred Stock, $4.23, being the original purchase price for which the shares of Series B Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series B Preferred Stock, the "Series B Original Purchase Price") (the "Series B Accruing Dividends", and together with the Series A Accruing Dividends, the "Accruing Dividends"). The Accruing Dividends shall accrue annually, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Accruing Dividends (i) until and when so declared by the Board of Directors, or (ii) except upon any redemption of Preferred Stock; provided, further, that unless declared by the Board of Directors, the Accruing Dividends shall not be paid upon any conversion of the Preferred Stock in accordance with paragraph 5.

        (b) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the

     Corporation) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of such series of Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock into which each share of such series of Preferred Stock would be convertible if such series of Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; provided, however, that in no event
                                         --------  -------
     shall the Corporation, without the written consent of the holders of sixty-seven percent (67%) of the then outstanding shares of Preferred Stock, voting as a single class, declare any dividend upon the then outstanding shares of the Common Stock; and

        (c) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon any class or series of capital stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of such series of Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of such series of Preferred Stock had been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of such series of Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by (i) in the case of the Series A Preferred Stock, the Series A Original Purchase Price and (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price.

  4.  Liquidation Rights.
      ------------------

        (a) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks, with respect to the right to receive payments upon liquidation, junior to Preferred Stock, the holders of record of shares of Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to
     (i) in the case of the Series A Preferred Stock, the Series A Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment and (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment. The aggregate of such amounts to be paid to the holders of Series A Preferred Stock is referred to as the "Series A Preferred Liquidation Amount", and the aggregate of such amounts to be paid to the holders of Series B Preferred Stock is referred to as the "Series B Preferred Liquidation Amount"; the Series A Preferred Liquidation Amount and the Series B Preferred Liquidation Amount are sometimes hereinafter referred to as the "Liquidation Amount". For the purposes hereof, the Series A Preferred Stock and the Series B Preferred Stock shall rank equally on liquidation, and the Common Stock shall rank junior to the Preferred Stock on liquidation. If the funds available upon liquidation are insufficient to satisfy in full the Series A Preferred Liquidation Amount and the Series B Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Preferred Stock so that each holder of Preferred Stock receives that portion of the assets available for distribution as the amount of the full liquidation amount to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all holders of the Preferred Stock would otherwise be entitled pursuant to the provisions of this Section 4.

        (b) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Amount, the holders of Preferred Stock shall share ratably with the holders of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Preferred Stock being deemed, for such purposes, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution); provided,
                                                                --------
     however, that if the aggregate amount distributable to all holders of
     -------
     capital stock on account of any such liquidation, dissolution or winding up is in excess of $50,000,000, the holders of Series A Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this Section 4(b), and shall only be entitled to payment of the Series A Preferred Liquidation Amount, as provided in Section 4(a); provided, further, that if the aggregate amount distributable to all
     --------  -------
     holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $75,000,000, the holders of Series B Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this Section 4(b), and shall only be entitled to payment of the Series B Preferred Liquidation Amount, as provided in
     Section 4(a). Nothing herein shall preclude the holders of Preferred Stock from converting their shares of Preferred Stock to Common Stock in accordance with the provisions of Section 5(a) hereof.

        (c) The merger or consolidation of the Corporation into or with another Corporation (other than a merger which will not result in more than sixty-seven percent (67%) percent of the voting power of the outstanding capital stock of the surviving or resulting corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting power of the outstanding capital stock immediately prior to such merger), or the sale, conveyance or transfer of all or a majority of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4, unless the holders of at least a sixty-seven percent (67%) of the then outstanding shares of the Preferred Stock voting together as a single class elect otherwise by giving notice to the Corporation at least five (5) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(c) and the provisions of paragraph 5(h) shall not apply. The amount deemed distributed in connection with a transaction referred to in this paragraph 4(c) shall be the cash or the value of the property, rights or other securities distributable by the acquiring person, firm or other entity as part of such transaction. Wherever a distribution provided for in this paragraph 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation's Board of Directors.

  5. Conversion Rights.  The holders of Preferred Stock shall have the following
     -----------------
conversion rights:

  (a)   Conversion.
        ----------

                (i) General. Subject to and in compliance with the provisions of
                    -------
          this paragraph 5, each share of Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest smaller whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Preferred Stock, the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable with respect to such shares of Preferred Stock) whereupon all rights to receive any accrued but undeclared dividends with respect to such converted shares shall terminate. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series of Preferred Stock (determined as provided in paragraph 5(c)) by the number of shares of such series of Preferred Stock being converted.

                (ii)    Conversion Upon Qualified Public Offering.
                        -----------------------------------------

                        (A) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering"), covering the offer and sale of Common Stock for the account of the Corporation in which Common Stock is sold at a public offering price per share of not less than $5.00 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate price to the public of the shares is at least $15,000,000 (a "Series A Qualified Public Offering").

                        (B) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series B Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of a Public Offering in which Common Stock is sold for the account of the Corporation at a public offering price per share of not less than $9.01 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate proceeds to the Corporation is at least $20,000,000 (a "Series B Qualified Public Offering").

                        (C) As soon as practicable following the automatic
               conversion of Series A Preferred Stock as a result of a Series A Qualified Public Offering, and of Series B Preferred Stock as a result of a Series B Qualified Public Offering, the Corporation will give each holder written notice of such conversion.

               (iii) Voluntary Conversion. All outstanding shares of each series
                     --------------------
          of Preferred Stock shall, upon the vote or written consent of the holders of at least sixty-seven (67%) percent of the then outstanding shares of such series of Preferred Stock, voting together as a single class, with each share of such series of Preferred Stock to be entitled to a single vote, be automatically converted into the number of shares of Common Stock into which such series of Preferred Stock is then convertible pursuant to paragraph 5(a)(i) hereof, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock. Notice hereof shall be given by the Corporation to the holders of such series of Preferred Stock within thirty (30) days of such vote or consent. The effective date of conversion hereunder shall be the date specified in the vote causing conversion, or if no such date is specified, the date the vote is taken.

        (b) Conversion Procedures. Upon the occurrence of a conversion specified
            ---------------------
     in paragraphs 5(a)(ii) and 5(a)(iii) hereof, each holder of Preferred Stock so converted shall surrender the certificates representing such shares at the principal office of the Corporation or of its transfer agent, as designated by the Corporation. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement and an affidavit of loss satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

        (c) Applicable Conversion Rate. The conversion rate in effect at any
            --------------------------
     time (the "Applicable Conversion Rate") for the Preferred Stock shall be the quotient obtained by dividing the Series A Original Purchase Price, in the case of the Series A Preferred Stock, and the Series B Original Purchase Price, in the case of the Series B Preferred Stock, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

        (d) Applicable Conversion Value. The Applicable Conversion Value for the
            ---------------------------
     Preferred Stock in effect from time to time shall be the Series A Original Purchase Price, in the case of the Series A Preferred Stock, and the Series B Original Purchase Price, in the case of the Series B Preferred Stock, as adjusted from time to time in accordance with paragraph 5(e) hereof.

        (e) Adjustments to Applicable Conversion Value.
            ------------------------------------------

               (i)  General.
                    -------

                    (A) Sale or Issuance of Common Stock. If the Corporation
                        --------------------------------
               shall, while there are any shares of Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for such series of Preferred Stock in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, such Applicable Conversion Value shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction:

                        (x) the numerator of which shall be (1) the number of
                    shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at such Applicable Conversion Value in effect immediately prior to such issuance, and

                        (y) the denominator of which shall be (1) the number of
                    shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (2) the number of such additional shares of Common Stock so issued;

     provided, however, in no event will any adjustment be made to the extent it
     --------  -------
     would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                  (B) Sale or Issuance of Warrants, Options or Purchase Rights
                      --------------------------------------------------------
               with Respect to Common Stock. For the purposes of this paragraph
               ----------------------------
               5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value for either series of Preferred Stock at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of such Applicable Conversion Value shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value for either series of Preferred Stock pursuant to this paragraph 5(e)(i)(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be recomputed if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, adjusted as if the expired or canceled warrants, options, subscriptions or purchase rights had not been issued. In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities, the Applicable Conversion Values then in effect shall forthwith be readjusted to such Applicable Conversion

               Values as would have been in effect had such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities been originally issued with such changed terms.

                   For purposes of this paragraph 5(e)(i)(B), the "Net
               Consideration Per Share" which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                  (C) Consideration: Non-Cash Property. For purposes of this
                      --------------------------------
               paragraph 5(e)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or any of the securities described in this paragraph 5(e)(i) consists of property other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be recorded on the books of the Corporation as consideration for the property so received.

                  This paragraph 5(e)(i) shall not apply and no adjustment in the Applicable Conversion Value shall be made hereunder upon an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii)).

               (ii) Certain Issues of Common Stock Excepted. Anything in
                    ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Value as set forth in paragraph 5(e)(i), in the case of (a) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, (b) the issuance of, or grant of options to purchase, up to 1,500,000 shares of Common Stock issuable pursuant to the Corporation's 1998 Stock Option Plan, as amended from time to time (including in such number all options outstanding on the date this Certificate of Incorporation becomes effective), or any other stock option, stock purchase or similar employee benefit plan adopted by the Board of Directors, or such greater number of shares as may be approved by the Board of Directors of the Corporation, including in each such case the affirmative vote of any Directors elected by the holders of Series A Preferred Stock or Series B Preferred Stock, or the issuance of shares of Common Stock upon the exercise of any such options (which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation, (c) the issuance of, or grant of, up to three (3) warrants to purchase shares of Series A Preferred Stock or Common Stock, as the case may be, and the issuance of such shares of Series A Preferred Stock or Common Stock, as the case may be, upon exercise of such warrants to Comdisco, Inc. ("Comdisco"), as a condition to the Corporation entering into the Master Lease Agreement dated as of March 31, 1999 between the Corporation and Comdisco and pursuant to that certain Subordinated Loan and Security Agreement (the "Comdisco Loan Agreement") dated as of March 31, 1999 between the Corporation and Comdisco or (d) the issuance of Series A Preferred Stock to Comdisco in accordance with Section 2.4 of the Comdisco Loan Agreement.

                (iii) Extraordinary Common Stock Event. Upon the happening of an
                      --------------------------------
          Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for each series of Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted only under this paragraph 5(e)(iii) by multiplying the then effective Applicable Conversion Value for such series by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events .

     "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock; provided, however, that no such adjustment shall be made, (i) in the case of clause (x), if the holders of such series of Preferred Stock simultaneously receive (A) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if such Preferred Stock had been converted into Common Stock on the date of such event or (B) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution, or (ii) in the case of clause (y) or (z), if such series of Preferred Stock is subdivided or combined in the same manner as is the Common Stock.

        (f) Dividends. In the event the Corporation shall make or issue, or fix
            ---------
     a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution provided for herein) payable in securities of the Corporation other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Preferred Stock shall receive upon conversion of the Preferred Stock, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their shares of Preferred Stock been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph 5 with respect to the rights of the holders of Preferred Stock. (g) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this paragraph 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph 5), then and in each such event the holders of each share of Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable by such holders upon such reorganization, reclassification or other change, equal to the number or shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

        (g)

        (h) Capital Reorganization, Merger or Sale of Assets. If at any time or
            ------------------------------------------------
     from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 5) or a merger or consolidation of the Corporation with or into another Corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(c), unless the requisite number of holders of Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger had such holder's Preferred Stock been converted into Common Stock prior to such, consolidation, or sale, provided that no such provision shall be deemed to constitute the consent of the holders of Preferred Stock to any such transaction if such consent is required by this Certificate of Incorporation or under applicable law.

        (i)  Certificate as to Adjustments. In each case of an adjustment or
             -----------------------------
     readjustment of the Applicable Conversion Rate for either series of Preferred Stock, the Corporation will furnish each holder of shares of the series of Preferred Stock so adjusted with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

        (j) Exercise of Conversion Privilege. To exercise his conversion
            --------------------------------
     privilege pursuant to paragraph 5(a)(i) hereof, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for the conversion shall be duly endorsed in blank or accompanied by proper assignment thereof to the Corporation duly endorsed in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, (i) such certificate or certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this paragraph 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

        (k) Cash in Lieu of Fractional Shares. No fractional shares of Common
            ---------------------------------
     Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

        (l)  Partial Conversion.  In the event some but not all of the shares of
             ------------------
     Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Preferred Stock which were not converted.

        (m) Reservation of Common Stock. The Corporation shall at all times
            ---------------------------
     reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation shall take such corporate action, subject to the terms of this Certificate of Incorporation and applicable law, as may be necessary to increase its authorized but unissued shares of Common Stock at least to such number of shares as shall be sufficient for such purpose.

        (n) Issue Tax. The issuance of certificates for shares of Common Stock
            ---------
     upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Preferred Stock which is being converted.

        (o) Closing of Books. The Corporation will at no time close its transfer
            ----------------
     books against the transfer of shares of Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of shares of Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

  6.  Redemption.
      ----------

        (a) On or after May 22, 2003, the Corporation shall, at the written election of the holders of at least sixty-seven percent (67%) of the then outstanding shares of Preferred Stock, voting as a single class, upon written notice delivered to the Corporation and specifying the first day on which such shares are to be redeemed out of funds legally available therefor (which shall be a date not fewer than thirty (30) days after such notice is delivered to the Corporation), (i) redeem on the date specified by such holders one-third of all the shares of Preferred Stock outstanding on the date of such election and (ii) redeem on the first anniversary of such date one-half of the shares of Preferred Stock outstanding on such date and (iii) redeem on the second anniversary of such date all remaining shares of Preferred Stock outstanding on such date (each such date being herein called a "Redemption Date").

        (b) All shares of Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Series A Redemption Price and the Series B Redemption Price (as such terms are defined) therefor have been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Series A Redemption Price for any shares of Series A Preferred Stock and the Series B Redemption Price for any shares of Series B Preferred Stock on or prior to the respective Redemption Date, then the unpaid Series A Redemption Price and the Series B Redemption Price shall thereafter each bear interest at an annual rate equal to eight (8%) percent, compounded annually until paid.

        (c) The redemption price for each share of Preferred Stock to be redeemed pursuant to this paragraph 6 shall be (i) in the case of the Series A Preferred Stock, the sum of the Series A Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series A Preferred Stock), plus the amount of the unpaid Series A Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series A Redemption Price") and (ii) in the case of the Series B Preferred Stock, the sum of the Series B Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series B Preferred Stock), plus the amount of the unpaid Series B Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series B Redemption Price").

        (d) After receipt of a notice of election pursuant to paragraph 6(a), the Corporation will give written notice by mail, postage prepaid, to the holders of record of Preferred Stock to be redeemed, such notice to be delivered to each such holder at its post office address shown by the records of the Corporation, specifying the number of shares to be redeemed, the Series A Redemption Price or the Series B Redemption Price, as the case may be, and the place and date of such redemption ("Redemption Date"), (which date shall not be a day on which banks in the City of Boston are required or authorized to close) and to be given at least twenty (20) days prior to the Redemption Date; provided, however, that the Corporation's
                                   --------  -------
     failure to give such notice shall in no way affect its obligation to redeem the shares of Preferred Stock as provided in this paragraph 6. If on or before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on such Redemption Date, the shares so called for redemption with respect to any holder shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to paragraph 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificates representing shares so called for redemption, the Series A Redemption Price applicable to such Series A Preferred Stock and the

     Series B Redemption Price applicable to such Series B Preferred Stock, in each case without interest thereon.

        (e) If the funds of the Corporation legally available for redemption of the Preferred Stock on any Redemption Date are insufficient to redeem the total number of outstanding Preferred Stock to be redeemed on such Redemption Date, the Corporation shall redeem such number of shares of Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of the Preferred Stock according to the respective amounts which will be payable with respect to the full number of shares of Preferred Stock to be redeemed on such date, as if all such Preferred Stock were redeemed in full. Any shares of Preferred Stock not redeemed shall remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such Preferred Stock to be redeemed on such prior Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above.

        (f) Subject to the terms of paragraph 6(d), any shares of Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of this Certificate of Incorporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

        (g) No shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such acquired Preferred Stock shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

        (h) Except for the redemption of shares of Common Stock from terminated employees of the Corporation pursuant to any stock restriction or repurchase agreements or other agreements with any such employees, the Corporation shall not, at any time while there are outstanding any shares of Preferred Stock, redeem any other shares of capital stock of the Corporation except with the prior written consent of the holders of sixty-seven percent (67%) of the then outstanding shares of Preferred Stock, voting as a single class.

 7.  Notices of Record Date.  In the event of:
     ----------------------

        (a) any taking by the Corporation of a record of the holders of any series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any series or any other securities or property, or to receive any other right, or

        (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying
     (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and
     (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

B.  COMMON STOCK.
    ------------

  1.  Relative Rights of Preferred Stock and Common Stock.  All preferences,
      ---------------------------------------------------
voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of Preferred Stock.

  2.  Voting Rights.  Except as otherwise required by law or this Certificate of
      -------------
Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

  3.  Dividends.  Subject to the preferential rights of Preferred Stock, if any,
      ---------
the holders of shares of Common Stock shall be entitled to receive, when and as if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

  4.  Dissolution, Liquidation or Winding Up.  In the event of any dissolution,
      --------------------------------------
liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

  eDocs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

  FIRST:    That the Board of Directors of the Corporation, by unanimous written consent on August 5, 1999, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

RESOLVED:  That the Corporation amend its Certificate of Incorporation of the
           Corporation effecting a change in Article FOURTH thereof so that said Article FOURTH shall be substantially in the form set forth in Appendix I hereto; and that the adoption of such amendment by the
           ----------
           stockholders of the Corporation is advisable.

  SECOND: That the stockholders of the Corporation duly adopted such resolution by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

  THIRD: That such Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  [Remainder of Page Intentionally Left Blank]

  IN WITNESS WHEREOF, said eDocs, Inc. has caused this certificate to be signed by Kevin E. Laracey, its President, this 6th day of August, 1999.

                            EDOCS, INC.


                            BY:  /s/ Kevin E. Laracey
                                 --------------------
                                 President

                                                                      APPENDIX 1
                                                                      ----------



  FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 22,779,412 shares, $0.001 par value, which shall consist of two classes of stock as follows:

Common Stock, $0.001 par value
("Common Stock")                                                    14,504,175 shares

Preferred Stock, $0.001 par value
("Preferred Stock")                                                 8,275,237 shares

The Preferred Stock shall consist of three series as follows:

Series A Convertible Preferred Stock, $0.001 par value              4,570,000 shares
("Series A Preferred Stock")

Series B Convertible Preferred Stock, $0.001 par value              3,201,062 shares
("Series B Preferred Stock")

Series C-1 Convertible Preferred Stock, $0.001 par value            378,072 shares
("Series C-1 Preferred Stock")

Series C-2 Convertible Preferred Stock, $0.001 par value            126,103 shares
("Series C-2 Preferred Stock," and together with

  the Series C-1 Preferred Stock, the "Series C Preferred Stock")

  The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.  PREFERRED STOCK.

  1.  Voting Rights.
      -------------

        (a) Except as otherwise expressly provided herein, or as required by law, the holders of shares of Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Preferred Stock could be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Without limiting the foregoing, and except as required by law, the holders of shares of Series C Preferred Stock shall not be entitled to vote as a separate class or series on any matter to be voted on by the shareholders of the Corporation.

        (b) At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of Series A Preferred Stock.

        (c) At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of the Series B Preferred Stock.

        (d) At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least sixty percent (60%) of the aggregate number of shares of Common Stock issuable upon conversion of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not:

                (i) Effect, or obligate itself to effect, any merger, sale, lease, assignment, transfer, license or other conveyance of all or substantially all of the assets of the Corporation (including the assets of any subsidiary thereof), or any consolidation or merger involving the Corporation, or any capital reorganization, reclassification, dissolution, liquidation or winding up of the Corporation, except for (1) the consolidation or merger with, or transfer of assets to, any wholly-owned subsidiary, (2) the merger into the Corporation or transfer of assets to the Corporation from any wholly-owned subsidiary or (3) any merger in which the Corporation is the surviving Corporation and the capital stock of the Corporation outstanding immediately before the effective date of such merger represents fifty (50%) percent or more of the outstanding capital stock immediately after such merger; or

                (ii) Increase the number of authorized shares of Preferred Stock or create or otherwise increase the authorized number of shares of the Corporation's capital stock, including any security or obligation convertible into Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation (provided that participation with the holders of the Common Stock in any such distribution after any preferential payments to holders of Preferred Stock shall be deemed junior to Preferred Stock), whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise; or

                  (iii) Increase the Board of Directors to more than seven (7) Directors.

  2.  No Impairment of Rights.  The Corporation will not, by amendment of this
      -----------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, subject to the terms hereof, in order to protect the rights of the holders of Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock on the conversion of all Preferred Stock from time to time outstanding under the terms hereof.

  3.  Dividend Rights.  No cash dividends shall be declared or set aside for any
      ---------------
shares of Preferred Stock except as follows:

        (a) Series A Preferred Stock and Series B Preferred Stock. From and
            -----------------------------------------------------
     after the date of the original issuance of the shares of Series A Preferred Stock and Series B Preferred Stock, the holders of Preferred Stock shall be entitled to receive, out of funds legally available therefor cumulative dividends at the simple rate per annum of 8% of (i) in the case of Series A Preferred Stock, $1.00, being the original purchase price for which the shares of Series A Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series A Preferred Stock, the "Series A Original Purchase Price") (the "Series A Accruing Dividends") and (ii) in the case of the Series B Preferred Stock, $4.23, being the original purchase price for which the shares of Series B Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series B

     Preferred Stock, the "Series B Original Purchase Price") (the "Series B Accruing Dividends", and together with the Series A Accruing Dividends, the "Accruing Dividends"). The Accruing Dividends shall accrue annually, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for Series A Preferred Stock and Series B Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay
     --------  -------
     any such Accruing Dividends (i) until and when so declared by the Board of Directors, or (ii) except upon any redemption of Series A Preferred Stock or Series B Preferred Stock; provided, further, that unless declared by the
                                  --------  -------
     Board of Directors, the Accruing Dividends shall not be paid upon any conversion of the Series A Preferred Stock or Series B Preferred Stock in accordance with Section 5.

        (b) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of such series of Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock into which each share of such series of Preferred Stock would be convertible if such series of Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; provided, however, that in no
                                               --------  -------
     event shall the Corporation, without the written consent of the holders of sixty percent (60%) of the then outstanding shares of Preferred Stock, voting as a single class, declare any dividend upon the then outstanding shares of the Common Stock; and

        (c) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon any class or series of capital stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of such series of Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of such series of Preferred Stock had been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of such series of Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by (i) in the case of the Series A Preferred Stock, the Series A

     Original Purchase Price, (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price and (iii) in the case of the Series C-1 Preferred Stock, the Series C-1 Original Purchase Price (as defined in paragraph 4(a) below) and in the case of the Series C-2 Preferred Stock, the Series C-2 Original Purchase Price (as defined in paragraph 4(a) below).

 4.  Liquidation Rights.
      ------------------

        (a) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks, with respect to the right to receive payments upon liquidation, junior to Preferred Stock, the holders of record of shares of Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to
     (i) in the case of the Series A Preferred Stock, the Series A Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; (iii) in the case of the Series C-1 Preferred Stock, $5.29, being the original purchase price for which the shares of Series C-1 Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event effecting Series C-1 Preferred Stock, the "Series C-1 Original Purchase Price"), plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment and (iv) in the case of the Series C-2 Preferred Stock, $7.93, being the original purchase price for which the shares of Series C-2 Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series C-2 Preferred Stock, the "Series C-2 Original Purchase Price"), plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment. The aggregate of such amounts to be paid to the holders of Series A Preferred Stock is referred to as the "Series A Preferred Liquidation Amount", the aggregate of such amounts to be paid to the holders of Series B Preferred Stock is referred to as the "Series B Preferred Liquidation Amount", the aggregate of such amount to be paid to the holders of Series C-1 Preferred Stock is referred to as the "Series C-1 Preferred Liquidation Amount", and the aggregate of such amount to be paid to the holders of Series C-2 Preferred Stock is referred to as the "Series C-2 Liquidation Amount"; the Series A Preferred Liquidation Amount, the Series B Preferred Liquidation Amount, the Series C-1 Liquidation Amount and the Series C-2 Liquidation Amount are sometimes hereinafter referred to as the "Liquidation Amount". For the purposes hereof, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall rank equally on liquidation, and the Common Stock shall rank junior to the Preferred Stock on liquidation. If the funds available upon liquidation are insufficient to satisfy in full the Series A Preferred Liquidation Amount, the Series B Preferred Liquidation Amount, the Series C-1 Liquidation Amount and the Series C-2 Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Preferred Stock so that each holder of

     Preferred Stock receives that portion of the assets available for distribution as the amount of the full liquidation amount to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all holders of the Preferred Stock would otherwise be entitled pursuant to the provisions of this Section 4.

        (b) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Amount, the holders of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Series A Preferred Stock and Series B Preferred Stock being deemed, for such purposes, to be equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Series A Preferred Stock and Series B Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution); provided, however, that if the aggregate amount distributable to all holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $50,000,000, the holders of Series A Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this paragraph 4(b), and shall only be entitled to payment of the Series A Preferred Liquidation Amount, as provided in paragraph 4(a); provided, further, that if the aggregate amount distributable to all holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $75,000,000, the holders of Series B Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this paragraph 4(b), and shall only be entitled to payment of the Series B Preferred Liquidation Amount, as provided in paragraph 4(a). Nothing herein shall preclude the holders of Series A Preferred Stock and Series B Preferred Stock from converting their shares of Series A Preferred Stock and Series B Preferred Stock to Common Stock in accordance with the provisions of paragraph 5(a) hereof.

        (c) The merger or consolidation of the Corporation into or with another Corporation (other than a merger which will not result in more than sixty-seven percent (67%) percent of the voting power of the outstanding capital stock of the surviving or resulting corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting power of the outstanding capital stock immediately prior to such merger, or the sale, conveyance or transfer of all or a majority of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4, unless the holders of at least sixty percent (60%) of the then outstanding shares of the Preferred Stock voting together as a single class elect otherwise by giving notice to the Corporation at least five (5) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(c) and the provisions of paragraph 5(h) shall not apply. The amount deemed distributed in connection with a transaction referred to in this paragraph 4(c) shall be the cash or the value of the property, rights or other securities distributable by the acquiring person, firm or other entity as part of such transaction. Wherever a distribution provided for in this
     Section 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation's Board of Directors.

5.  Conversion Rights.  The holders of Preferred Stock shall have the following
    -----------------
conversion rights:

  (a)  Conversion.
       ----------

                (i) General. Subject to and in compliance with the provisions of
                    -------
          this Section 5, each share of Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest smaller whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Series A Preferred Stock or Series B Preferred Stock, the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable with respect to such shares of Series A Preferred Stock or Series B Preferred Stock) whereupon all rights to receive any accrued but undeclared dividends with respect to such converted shares shall terminate. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series of Preferred Stock (determined as provided in paragraph 5(c)) by the number of shares of such series of Preferred Stock being converted.

                (ii)    Conversion Upon Qualified Public Offering.
                        -----------------------------------------

                        (A) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering"), covering the offer and sale of Common Stock for the account of the Corporation in which Common Stock is sold at a public offering price per share of not less than $5.00 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate price to the public of the shares is at least $15,000,000 (a "Series A Qualified Public Offering").

                        (B) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series B Preferred Stock and Series C Preferred

               Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series B Preferred Stock or Series C Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of a Public Offering in which Common Stock is sold for the account of the Corporation at a public offering price per share of not less than $9.01 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate proceeds to the Corporation is at least $20,000,000 (a "Series B and C Qualified Public Offering").

                        (C) As soon as practicable following the automatic
               conversion of Series A Preferred Stock as a result of a Series A Qualified Public Offering, and of Series B Preferred Stock and Series C Preferred Stock as a result of a Series B and C Qualified Public Offering, the Corporation will give each holder written notice of such conversion.

                (iii) Voluntary Conversion. All outstanding shares of each
                      --------------------
          series of Preferred Stock shall, upon the vote or written consent of the holders of (i) in the case of the Series A Preferred Stock, at least sixty-seven percent (67%) of the then outstanding shares of Series A Preferred Stock, and (ii) in the case of the Series B Preferred Stock and the Series C Preferred Stock, at least sixty-seven percent (67%) of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, with each share of such series of Preferred Stock to be entitled to a single vote, be automatically converted into the number of shares of Common Stock into which such series of Preferred Stock is then convertible pursuant to paragraph 5(a)(i) hereof, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock. Notice hereof shall be given by the Corporation to the holders of such series of Preferred Stock within thirty (30) days of such vote or consent. The effective date of conversion hereunder shall be the date specified in the vote causing conversion, or if no such date is specified, the date the vote is taken.

        (b) Conversion Procedures. Upon the occurrence of a conversion specified
            ---------------------
     in paragraphs 5(a)(ii) and 5(a)(iii) hereof, each holder of Preferred Stock so converted shall surrender the certificates representing such shares at the principal office of the Corporation or of its transfer agent, as designated by the Corporation. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement and an affidavit of loss satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

        (c) Applicable Conversion Rate. The conversion rate in effect at any
            --------------------------
     time (the "Applicable Conversion Rate") for the Preferred Stock shall be the quotient obtained by dividing the Series A Original Purchase Price, in the case of the Series A Preferred Stock, the Series B Original Purchase Price, in the case of the Series B Preferred Stock, the Series C-1 Original Purchase Price, in the case of the Series C-1 Preferred Stock, and the Series C-2 Original Purchase Price, in the case of the Series C-2 Preferred Stock, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

        (d) Applicable Conversion Value. The Applicable Conversion Value for the
            ---------------------------
     Preferred Stock in effect from time to time shall be the Series A Original Purchase Price, in the case of the Series A Preferred Stock, the Series B Original Purchase Price, in the case of the Series B Preferred Stock, the Series C-1 Original Purchase Price, in the case of the Series C-1 Preferred Stock, and the Series C-2 Original Purchase Price, in the case of the Series C-2 Preferred Stock, as adjusted from time to time in accordance with paragraph 5(e) hereof.

        (e) Adjustments to Applicable Conversion Value.
            ------------------------------------------

               (i)  General.
                    -------

                    (A) Sale or Issuance of Common Stock. If the Corporation
                        --------------------------------
               shall, while there are any shares of Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for such series of Preferred Stock in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, such Applicable Conversion Value shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction:

                        (x) the numerator of which shall be (1) the number of
                    shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at such Applicable Conversion Value in effect immediately prior to such issuance, and

                        (y) the denominator of which shall be (1) the number of
                    shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (2) the number of such additional shares of Common Stock so issued;

     provided, however, in no event will any adjustment be made to the extent it
     --------  -------
     would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                   (B) Sale or Issuance of Warrants, Options or Purchase Rights
                       --------------------------------------------------------
               with Respect to Common Stock. For the purposes of this paragraph
               ----------------------------
               5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value for such series of Preferred Stock at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of such Applicable Conversion Value shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value for a series of Preferred Stock pursuant to this paragraph 5(e)(i)(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be recomputed if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, adjusted as if the expired or canceled warrants, options, subscriptions or purchase rights had not been issued. In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities, the Applicable Conversion Values then in effect shall forthwith be readjusted to such Applicable Conversion Values as would have been in effect had such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities been originally issued with such changed terms.

                  For purposes of this paragraph 5(e)(i)(B), the "Net
               Consideration Per Share" which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                  (C) Consideration: Non-Cash Property. For purposes of this
                      --------------------------------
               paragraph 5(e)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or any of the securities described in this paragraph 5(e)(i) consists of property other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be recorded on the books of the Corporation as consideration for the property so received.

                  This paragraph 5(e)(i) shall not apply and no adjustment in the Applicable Conversion Value shall be made hereunder upon an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii)).

                (ii) Certain Issues of Common Stock Excepted. Anything in
                     ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Value as set forth in paragraph 5(e)(i), in the case of (a) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, (b) the issuance of, or grant of options to purchase, up to 1,500,000 shares of Common Stock issuable pursuant to the Corporation's 1998 Stock Option Plan, as amended from time to time (including in such number all options outstanding on the date this Certificate of

          Incorporation becomes effective), or any other stock option, stock purchase or similar employee benefit plan adopted by the Board of Directors, or such greater number of shares as may be approved by the Board of Directors of the Corporation, including in each such case the affirmative vote of any Directors elected by the holders of Series A Preferred Stock or Series B Preferred Stock, or the issuance of shares of Common Stock upon the exercise of any such options (which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation,
          (c) the issuance of, or grant of, up to three (3) warrants to purchase shares of Series A Preferred Stock or Common Stock, as the case may be, and the issuance of such shares of Series A Preferred Stock or Common Stock, as the case may be, upon exercise of such warrants to Comdisco, Inc. ("Comdisco"), as a condition to the Corporation entering into the Master Lease Agreement dated as of March 31, 1999 between the Corporation and Comdisco and pursuant to that certain Subordinated Loan and Security Agreement (the "Comdisco Loan Agreement") dated as of March 31, 1999 between the Corporation and Comdisco or (d) the issuance of Series A Preferred Stock to Comdisco in accordance with Section 2.4 of the Comdisco Loan Agreement.

                (iii) Extraordinary Common Stock Event. Upon the happening of an
                      --------------------------------
          Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for each series of Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted only under this paragraph 5(e)(iii) by multiplying the then effective Applicable Conversion Value for such series by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

     "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock; provided, however, that no such adjustment shall be made, (i) in the case of clause (x), if the holders of such series of Preferred Stock simultaneously receive (A) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if such Preferred Stock had been converted into Common Stock on the date of such event or (B) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution, or (ii) in the case of clause (y) or (z), if such series of Preferred Stock is subdivided or combined in the same manner as is the Common Stock.

        (f) Dividends. In the event the Corporation shall make or issue, or fix
            ---------
     a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution provided for herein) payable in securities of the Corporation other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Preferred Stock shall receive upon conversion of the Preferred Stock, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their shares of Preferred Stock been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the holders of Preferred Stock.

        (g) Capital Reorganization or Reclassification. If the Common Stock
            ------------------------------------------
     issuable upon the conversion of Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then and in each such event the holders of each share of Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable by such holders upon such reorganization, reclassification or other change, equal to the number or shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

        (h) Capital Reorganization, Merger or Sale of Assets. If at any time or
            ------------------------------------------------
     from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another Corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(c), unless the requisite number of holders of Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of

     Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger had such holder's Preferred Stock been converted into Common Stock prior to such, consolidation, or sale, provided that no such provision shall be deemed to constitute the consent of the holders of Preferred Stock to any such transaction if such consent is required by this Certificate of Incorporation or under applicable law.

        (i)  Certificate as to Adjustments. In each case of an adjustment or
             -----------------------------
     readjustment of the Applicable Conversion Rate for a series of Preferred Stock, the Corporation will furnish each holder of shares of the series of Preferred Stock so adjusted with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

        (j) Exercise of Conversion Privilege. To exercise his conversion
            --------------------------------
     privilege pursuant to paragraph 5(a)(i) hereof, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for the conversion shall be duly endorsed in blank or accompanied by proper assignment thereof to the Corporation duly endorsed in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, (i) such certificate or certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this
     Section 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

        (k) Cash in Lieu of Fractional Shares. No fractional shares of Common
            ---------------------------------
     Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

        (l)  Partial Conversion.  In the event some but not all of the shares of
             ------------------
     Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Preferred Stock which were not converted.

        (m) Reservation of Common Stock. The Corporation shall at all times
            ---------------------------
     reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation shall take such corporate action, subject to the terms of this Certificate of Incorporation and applicable law, as may be necessary to increase its authorized but unissued shares of Common Stock at least to such number of shares as shall be sufficient for such purpose.

        (n) Issue Tax. The issuance of certificates for shares of Common Stock
            ---------
     upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Preferred Stock which is being converted.

        (o) Closing of Books. The Corporation will at no time close its transfer
            ----------------
     books against the transfer of shares of Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of shares of Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

 6.  Redemption.
     ----------

        (a) On or after May 22, 2003, the Corporation shall, at the written election of the holders of at least sixty-seven percent (67%) of the aggregate of then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting as a single class, upon written notice delivered to the Corporation and specifying the first day on which such shares are to be redeemed out of funds legally available therefor (which shall be a date not fewer than thirty (30) days after such notice is delivered to the Corporation), (i) redeem on the date specified by such holders one-third of all the shares of Series A Preferred Stock and Series B Preferred Stock outstanding on the date of such election and (ii) redeem on the first anniversary of such date one-half of the shares of Series A Preferred Stock and Series B Preferred Stock outstanding on such date and (iii) redeem on the second anniversary of such date all remaining shares of Series A Preferred Stock and Series B Preferred Stock outstanding on such date (each such date being herein called a "Redemption Date").

        (b) All shares of Series A Preferred Stock and Series B Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Series A Redemption Price and the Series B Redemption Price (as such terms are defined in paragraph 6(c) below) therefor have been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Series A Redemption Price for any shares of Series A Preferred Stock and the Series B Redemption Price for any shares of Series B Preferred Stock on or prior to the respective Redemption Date, then the unpaid Series A Redemption Price and the Series B Redemption Price shall thereafter each bear interest at an annual rate equal to eight (8%) percent, compounded annually until paid.

        (c) The redemption price for each share of Series A Preferred Stock and Series B Preferred Stock to be redeemed pursuant to this Section 6 shall be
     (i) in the case of the Series A Preferred Stock, the sum of the Series A Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series A Preferred Stock), plus the amount of the unpaid Series A Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series A Redemption Price") and (ii) in the case of the Series B Preferred Stock, the sum of the Series B Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series B Preferred Stock), plus the amount of the unpaid Series B Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series B Redemption Price").

        (d) After receipt of a notice of election pursuant to paragraph 6(a), the Corporation will give written notice by mail, postage prepaid, to the holders of record of Series A Preferred Stock and Series B Preferred Stock to be redeemed, such notice to be delivered to each such holder at its post office address shown by the records of the Corporation, specifying the number of shares to be redeemed, the Series A Redemption Price or the Series B Redemption Price, as the case may be, and the place and date of such redemption ("Redemption Date"), (which date shall not be a day on which banks in the City of Boston are required or authorized to close) and to be given at least twenty (20) days prior to the Redemption Date; provided, however, that the Corporation's failure to give such notice shall
     --------  -------
     in no way affect its obligation to redeem the shares of Series A Preferred Stock and Series B Preferred Stock as provided in this Section 6. If on or before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on such Redemption Date, the shares so called for redemption with respect to any holder shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to Section 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificates representing shares so called for redemption, the Series A Redemption Price applicable to such Series A Preferred Stock and the Series B Redemption Price applicable to such Series B Preferred Stock, in each case without interest thereon.

        (e) If the funds of the Corporation legally available for redemption of the Series A Preferred Stock and Series B Preferred Stock on any Redemption Date are insufficient to redeem the total number of outstanding Series A Preferred Stock and Series B Preferred Stock to be redeemed on such Redemption Date, the Corporation shall redeem such number of shares of Series A Preferred Stock and Series B Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of the Series A Preferred Stock and Series B Preferred Stock according to the respective amounts which will be payable with respect to the full number of shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed on such date, as if all such shares of Series A Preferred Stock and Series B Preferred Stock were redeemed in full. Any shares of Series A Preferred Stock and Series B Preferred Stock not redeemed shall remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock and Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed on such prior Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above.

        (f) Subject to the terms of paragraph 6(d), any shares of Series A Preferred Stock and Series B Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of this Certificate of Incorporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

        (g) No shares of Series A Preferred Stock and Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such acquired shares of Series A Preferred Stock and Series B Preferred Stock shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock and Series B Preferred Stock accordingly.

        (h) Except for the redemption of shares of Common Stock from terminated employees of the Corporation pursuant to any stock restriction or repurchase agreements or other agreements with any such employees, the Corporation shall not, at any time while there are outstanding any shares of Series A Preferred Stock and Series B Preferred Stock, redeem any other shares of capital stock of the Corporation except with the prior written consent of the holders of sixty-seven percent (67%) of the aggregate of then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting as a single class.

 7.  Notices of Record Date.  In the event of:
     ----------------------

        (a) any taking by the Corporation of a record of the holders of any series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any series or any other securities or property, or to receive any other right, or

        (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying
     (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and
     (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

B.  COMMON STOCK.
    ------------

  1.  Relative Rights of Preferred Stock and Common Stock.  All preferences,
      ---------------------------------------------------
voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of Preferred Stock.

  2.  Voting Rights.  Except as otherwise required by law or this Certificate of
      -------------
Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH.

  3.  Dividends.  Subject to the preferential rights of Preferred Stock, if any,
      ---------
the holders of shares of Common Stock shall be entitled to receive, when and as if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

  4.  Dissolution, Liquidation or Winding Up.  In the event of any dissolution,
      --------------------------------------
liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

  eDocs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

  FIRST:    That the Board of Directors of the Corporation, by unanimous written consent on September 30, 1999, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

  RESOLVED: That, subject to stockholder approval, the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") be, and it hereby is, amended to increase the number of authorized shares of common stock, $.01 par value per share (the "Common Stock") of the Corporation, from 14,504,175 shares to 16,504,175 shares, and that such amendment is deemed advisable and is hereby recommended to the stockholders of the Corporation for their approval.


RESOLVED: That, subject to stockholder approval of the preceding resolution, the President and any Vice President of the Corporation be, and each of them acting singly hereby is, authorized in the name and on behalf of the Corporation to prepare, execute, affix the Corporation's seal to, and file the appropriate Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effect the amendment to the Certificate of Incorporation set forth in the preceding resolution.

  SECOND: That the stockholders of the Corporation duly adopted such resolutions by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

  THIRD: That the aforesaid amendment was duly adopted by such written consent of the Board of Directors of the Corporation and by written consent of the stockholders of the Corporation in accordance with the applicable provisions of
Section 242 of the General Corporation Law of the State of Delaware, and the first paragraph of Article FOURTH of the Certificate of Incorporation is hereby deleted in its entirety and replaced in its entirety to read as follows:

  "FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 24,779,412 shares, $0.001 par value, which shall consist of two classes of stock as follows:

  Common Stock, $0.001 par value
  ("Common Stock")               -          16,504,175 shares

  Preferred Stock, $0.001 par value
  ("Preferred Stock")            -            8,275,237 shares"



                  [Remainder of Page Intentionally Left Blank]

  IN WITNESS WHEREOF, said eDocs, Inc. has caused this certificate to be signed by Kevin E. Laracey, its President, this 21st day of December, 1999.

                            EDOCS, INC.


                            BY:  /s/ Kevin E. Laracey
                                 --------------------
                                 President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  EDOCS, INC.

  eDocs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

  FIRST:    That the Board of Directors of the Corporation, by unanimous written consent on January 6, 2000, in accordance with the provisions of Section 141(f) of the General Corporation Law of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Company. The resolution setting forth the proposed amendment is as follows:

RESOLVED:  That the Corporation amend its Certificate of Incorporation of the
          Corporation effecting a change in Article FOURTH thereof so that said Article FOURTH shall be substantially in the form set forth in Appendix I hereto; and that the adoption of such amendment by the
          -------- -
          stockholders of the Corporation is advisable.

  SECOND: That the stockholders of the Corporation duly adopted such resolution by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

  THIRD: That such Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  [Remainder of Page Intentionally Left Blank]

  IN WITNESS WHEREOF, said eDocs, Inc. has caused this certificate to be signed by Kevin E. Laracey, its President, this 7th day of January, 2000.


                            EDOCS, INC.


                            BY:  /s/ Kevin E. Laracey
                                 --------------------
                                 President

                                                                      APPENDIX 1
                                                                      ----------



  FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 29,118,168 shares, $0.001 par value, which shall consist of two classes of stock as follows:

Common Stock, $0.001 par value                  -     18,620,641 shares
("Common Stock")

Preferred Stock, $0.001 par value               -     10,497,527 shares
("Preferred Stock")

The Preferred Stock shall consist of four series as follows:

Series A Convertible Preferred Stock, $0.001      -  4,570,000 shares
 par value
("Series A Preferred Stock")

Series B Convertible Preferred Stock, $0.001      -  3,201,062 shares
 par value
("Series B Preferred Stock")

Series C-1 Convertible Preferred Stock,           -  378,072 shares
 $0.001 par value
("Series C-1 Preferred Stock")

Series C-2 Convertible Preferred Stock,           -  126,103 shares
 $0.001 par value
("Series C-2 Preferred Stock," and together with the Series C-1 Preferred Stock, the
 "Series C Preferred Stock")

Series D Convertible Preferred Stock, $0.001      -  2,222,290 shares
 par value
("Series D Preferred Stock")

  The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.  PREFERRED STOCK.

  1.  Voting Rights.
      -------------

        (a) Except as otherwise expressly provided herein, or as required by law, the holders of shares of Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Preferred Stock could be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Without limiting the foregoing, and except as required by law, the holders of shares of Series C

     Preferred Stock and Series D Preferred Stock shall not be entitled to vote as a separate class or series on any matter to be voted on by the shareholders of the Corporation.

        (b) At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of Series A Preferred Stock.

        (c) At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of the Series B Preferred Stock.

        (d) At any time when shares of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required hereby or by law, and in addition to any other vote required hereby or by law, without the affirmative vote or consent of the holders of at least sixty percent (60%) of the aggregate number of shares of Common Stock issuable upon conversion of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single series on an as converted basis, the Corporation will not:

                (i) Effect, or obligate itself to effect, any merger, sale, lease, assignment, transfer, license or other conveyance of all or substantially all of the assets of the Corporation (including the assets of any subsidiary thereof), or any consolidation or merger involving the Corporation, or any capital reorganization, reclassification, dissolution, liquidation or winding up of the Corporation, except for (1) the consolidation or merger with, or transfer of assets to, any wholly-owned subsidiary, (2) the merger into the Corporation or transfer of assets to the Corporation from any wholly-owned subsidiary or (3) any merger in which the Corporation is the surviving Corporation and the capital stock of the Corporation outstanding immediately before the effective date of such merger represents fifty (50%) percent or more of the outstanding capital stock immediately after such merger; or

                (ii) Increase the number of authorized shares of Preferred Stock or create or otherwise increase the authorized number of shares of the Corporation's capital stock, including any security or obligation convertible into Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation (provided that participation with the holders of the Common Stock in any such distribution after any preferential payments to holders of Preferred Stock shall be deemed junior to Preferred Stock), whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise; or

                 (iii) Increase the Board of Directors to more than seven (7) Directors.

  2.  No Impairment of Rights.  The Corporation will not, by amendment of this
      -----------------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, subject to the terms hereof, in order to protect the rights of the holders of Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock on the conversion of all Preferred Stock from time to time outstanding under the terms hereof.

  3.  Dividend Rights.  No cash dividends shall be declared or set aside for any
      ---------------
shares of Preferred Stock except as follows:

        (a) Series A Preferred Stock and Series B Preferred Stock. From and
            -----------------------------------------------------
     after the date of the original issuance of the shares of Series A Preferred Stock and Series B Preferred Stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor cumulative dividends at the simple rate per annum of 8% of (i) in the case of the Series A Preferred Stock, $1.00, being the original purchase price for which the shares of Series A Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series A Preferred Stock, the "Series A Original Purchase Price") (the "Series A Accruing Dividends") and
     (ii) in the case of the Series B Preferred Stock, $4.23, being the original purchase price for which the shares of Series B Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series B Preferred Stock, the "Series B Original Purchase Price") (the "Series B Accruing Dividends", and together with the Series A Accruing Dividends, the "Accruing Dividends"). The Accruing Dividends shall accrue annually, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for Series A Preferred Stock and Series B Preferred Stock; provided, however, that the Corporation shall be under no obligation
            --------  -------
     to pay any such Accruing Dividends (i) until and when so declared by the Board of Directors, or (ii) except upon any redemption of Series A Preferred Stock or Series B Preferred Stock; provided, further, that unless
                                                  --------  -------
     declared by the Board of Directors, the Accruing Dividends shall not be paid upon any conversion of the Series A Preferred Stock or Series B Preferred Stock in accordance with Section 5.

        (b) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of such series of Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock into which each share of such series of Preferred Stock would be convertible if such series of Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; provided, however, that in no
                                               --------  -------
     event shall the Corporation, without the written consent of the holders of sixty percent (60%) of the then outstanding shares of Preferred Stock, voting as a single class, declare any dividend upon the then outstanding shares of the Common Stock; and

        (c) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Corporation) payable upon any class or series of capital stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of each series of Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of such series of Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of such series of Preferred Stock had been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of such series of Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by (i) in the case of the Series A Preferred Stock, the Series A Original Purchase Price, (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price, (iii) in the case of the Series C-1 Preferred Stock, the Series C-1

     Original Purchase Price (as defined in paragraph 4(a) below), (iv) in the case of the Series C-2 Preferred Stock, the Series C-2 Original Purchase Price (as defined in paragraph 4(a) below) and (v) in the case of the Series D Preferred Stock, the Series D Original Purchase Price (as defined in paragraph 4(a) below).

 4.  Liquidation Rights.
     ------------------

        (a) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks, with respect to the right to receive payments upon liquidation, junior to Preferred Stock, the holders of record of shares of Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to
     (i) in the case of the Series A Preferred Stock, the Series A Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; (ii) in the case of the Series B Preferred Stock, the Series B Original Purchase Price, plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; (iii) in the case of the Series C-1 Preferred Stock, $5.29, being the original purchase price for which the shares of Series C-1 Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event effecting Series C-1 Preferred Stock, the "Series C-1 Original Purchase Price"), plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; (iv) in the case of the Series C-2 Preferred Stock, $7.93, being the original purchase price for which the shares of Series C-2 Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series C-2 Preferred Stock, the "Series C-2 Original Purchase Price"), plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment; and
     (v) in the case of the Series D Preferred Stock, $9.45, being the original purchase price for which the shares of Series D Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series D Preferred Stock, the "Series D Original Purchase Price"), plus an amount equal to any declared and unpaid dividends thereon, up to and including the date of payment. The aggregate of such amounts to be paid to the holders of Series A Preferred Stock is referred to as the "Series A Preferred Liquidation Amount", the aggregate of such amounts to be paid to the holders of Series B Preferred Stock is referred to as the "Series B Preferred Liquidation Amount", the aggregate of such amounts to be paid to the holders of Series C-1 Preferred Stock is referred to as the "Series C-1 Preferred Liquidation Amount", the aggregate of such amounts to be paid to the holders of Series C-2 Preferred Stock is referred to as the "Series C-2 Preferred Liquidation Amount", and the aggregate of such amounts to be paid to the holders of Series D Preferred Stock is referred to as the "Series D Preferred Liquidation Amount"; the Series A Preferred Liquidation Amount, the Series B Preferred Liquidation Amount, the Series C-1 Preferred Liquidation Amount, the Series C-2 Preferred Liquidation Amount and the Series D Preferred Liquidation Amount are sometimes hereinafter referred to as the

     "Liquidation Amount". For the purposes hereof, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock shall rank equally on liquidation, and the Common Stock shall rank junior to the Preferred Stock on liquidation. If the funds available upon liquidation are insufficient to satisfy in full the Series A Preferred Liquidation Amount, the Series B Preferred Liquidation Amount, the Series C-1 Preferred Liquidation Amount, the Series C-2 Preferred Liquidation Amount and the Series D Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Preferred Stock so that each holder of Preferred Stock receives that portion of the assets available for distribution as the amount of the full liquidation amount to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all holders of the Preferred Stock would otherwise be entitled pursuant to the provisions of this Section 4.

        (b) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Preferred Stock shall have been paid in full the Liquidation Amount, the holders of Series A Preferred Stock and Series B Preferred Stock shall share ratably with the holders of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Series A Preferred Stock and Series B Preferred Stock being deemed, for such purposes, to be equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Series A Preferred Stock and Series B Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution); provided, however, that if the aggregate
                                   --------  -------
     amount distributable to all holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $50,000,000, the holders of Series A Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this paragraph 4(b), and shall only be entitled to payment of the Series A Preferred Liquidation Amount, as provided in paragraph 4(a); provided, further, that if the
                                            --------  -------
     aggregate amount distributable to all holders of capital stock on account of any such liquidation, dissolution or winding up is in excess of $75,000,000, the holders of Series B Preferred Stock shall not be entitled to share ratably with the holders of Common Stock as provided in this paragraph 4(b), and shall only be entitled to payment of the Series B Preferred Liquidation Amount, as provided in paragraph 4(a). Nothing herein shall preclude the holders of Series A Preferred Stock and Series B Preferred Stock from converting their shares of Series A Preferred Stock and Series B Preferred Stock to Common Stock in accordance with the provisions of paragraph 5(a) hereof.

        (c) The merger or consolidation of the Corporation into or with another Corporation (other than a merger which will not result in more than sixty-seven percent (67%) percent of the voting power of the outstanding capital stock of the surviving or resulting corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting power of the outstanding capital stock immediately prior to such merger), or the sale, conveyance or transfer of all or a majority of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4, unless the holders of at least sixty percent (60%) of the then outstanding shares of the Preferred Stock voting together as a single class elect otherwise by giving notice to the Corporation at least five (5) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(c) and the provisions of paragraph 5(h) shall not apply. The amount deemed distributed in connection with a transaction referred to in this paragraph 4(c) shall be the cash or the value of the property, rights or other securities distributable by the acquiring person, firm or other entity as part of such transaction. Wherever a distribution provided for in this Section 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Corporation's Board of Directors.

5.  Conversion Rights.  The holders of Preferred Stock shall have the following
    -----------------
conversion rights:

    (a)  Conversion.
         ----------

              (i) General. Subject to and in compliance with the provisions of
                  -------
          this Section 5, each share of Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest smaller whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Series A Preferred Stock or Series B Preferred Stock, the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable with respect to such shares of Series A Preferred Stock or Series B Preferred Stock) whereupon all rights to receive any accrued but undeclared dividends with respect to such converted shares shall terminate. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series of Preferred Stock (determined as provided in paragraph 5(c)) by the number of shares of such series of Preferred Stock being converted.

             (ii)    Conversion Upon Qualified Public Offering.
                     -----------------------------------------

                        (A) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering"), covering the offer and sale of Common

               Stock for the account of the Corporation in which Common Stock is sold at a public offering price per share of not less than $5.00 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate price to the public of the shares is at least $15,000,000 (a "Series A Qualified Public Offering").

                   (B) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series B Preferred Stock and Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series B Preferred Stock or Series C Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of a Public Offering in which Common Stock is sold for the account of the Corporation at a public offering price per share of not less than $9.01 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate proceeds to the Corporation is at least $20,000,000 (a "Series B and C Qualified Public Offering").

                   (C) Notwithstanding anything to the contrary herein, all
               outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Series D Preferred Stock is convertible pursuant to paragraph 5(a)(i) hereof, immediately prior to the closing of a Public Offering in which Common Stock is sold for the account of the Corporation at a public offering price per share of not less than $13.23 (as adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting Common Stock) and in which the aggregate proceeds to the Corporation is at least $20,000,000 (a "Series D Qualified Public Offering").

                   (D) As soon as practicable following the automatic conversion of (i) Series A Preferred Stock as a result of a Series A Qualified Public Offering, (ii) Series B Preferred Stock and Series C Preferred Stock as a result of a Series B and C Qualified Public Offering and (iii) Series D Preferred Stock as a result of a Series D Qualified Public Offering, the Corporation will give each holder written notice of such conversion.

               (iii) Voluntary Conversion. All outstanding shares of each series
                     --------------------
          of Preferred Stock shall, upon the vote or written consent of the holders of (i) in the case of the Series A Preferred Stock, at least sixty-seven percent (67%) of the then outstanding shares of Series A Preferred Stock, and (ii) in the case of the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, at least fifty-five percent (55%) of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, with each share of such series of Preferred Stock to be entitled to a single vote, be automatically converted into the number of shares of Common Stock into which such series of Preferred Stock is then convertible pursuant to paragraph 5(a)(i) hereof, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock. Notice hereof shall be given by the Corporation to the holders of such series of Preferred Stock within thirty (30) days of such vote or consent. The effective date of conversion hereunder shall be the date specified in the vote causing conversion, or if no such date is specified, the date the vote is taken.

        (b) Conversion Procedures. Upon the occurrence of a conversion specified
            ---------------------
     in paragraphs 5(a)(ii) and 5(a)(iii) hereof, each holder of Preferred Stock so converted shall surrender the certificates representing such shares at the principal office of the Corporation or of its transfer agent, as designated by the Corporation. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement and an affidavit of loss satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

        (c) Applicable Conversion Rate. The conversion rate in effect at any
            --------------------------
     time (the "Applicable Conversion Rate") for the Preferred Stock shall be the quotient obtained by dividing the Series A Original Purchase Price, in the case of the Series A Preferred Stock, the Series B Original Purchase Price, in the case of the Series B Preferred Stock, the Series C-1 Original Purchase Price, in the case of the Series C-1 Preferred Stock, the Series C-2 Original Purchase Price, in the case of the Series C-2 Preferred Stock, and the Series D Original Purchase Price, in the case of the Series D Preferred Stock, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

        (d) Applicable Conversion Value. The Applicable Conversion Value for the
            ---------------------------
     Preferred Stock in effect from time to time shall be the Series A Original Purchase Price, in the case of the Series A Preferred Stock, the Series B Original Purchase Price, in the case of the Series B Preferred Stock, the Series C-1 Original Purchase Price, in the case of the Series C-1 Preferred Stock, the Series C-2 Original Purchase Price, in the case of the Series C-2 Preferred Stock, and the Series D Original Purchase Price, in the case of the Series D Preferred Stock, as adjusted from time to time in accordance with paragraph 5(e) hereof.

          (e) Adjustments to Applicable Conversion Value.
              ------------------------------------------

               (i)  General.
                    -------

                        (A) Sale or Issuance of Common Stock. If the Corporation
                            --------------------------------
               shall, while there are any shares of Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for such series of Preferred Stock in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, such Applicable Conversion Value shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction:

                                (x) the numerator of which shall be (1) the
                    number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at such Applicable Conversion Value in effect immediately prior to such issuance, and

                                (y) the denominator of which shall be (1) the
                    number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (2) the number of such additional shares of Common Stock so issued;

     provided, however, in no event will any adjustment be made to the extent it
     --------  -------
     would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                   (B) Sale or Issuance of Warrants, Options or Purchase Rights
                       --------------------------------------------------------
               with Respect to Common Stock. For the purposes of this paragraph
               ----------------------------
               5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance of such Common Stock at such time if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value for such series of Preferred Stock at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of such Applicable Conversion Value shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value for a series of Preferred Stock pursuant to this paragraph 5(e)(i)(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be recomputed if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, adjusted as if the expired or canceled warrants, options, subscriptions or purchase rights had not been issued. In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities, the Applicable Conversion Values then in effect shall forthwith be readjusted to such Applicable Conversion Values as would have been in effect had such warrants, options, subscriptions, purchase rights or convertible or exchangeable securities been originally issued with such changed terms.

                   For purposes of this paragraph 5(e)(i)(B), the "Net
               Consideration Per Share" which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                   (C) Consideration: Non-Cash Property. For purposes of this
                       --------------------------------
               paragraph 5(e)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or any of the securities described in this paragraph 5(e)(i) consists of property other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be recorded on the books of the Corporation as consideration for the property so received.

                   This paragraph 5(e)(i) shall not apply and no adjustment in the Applicable Conversion Value shall be made hereunder upon an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii)).

               (ii) Certain Issues of Common Stock Excepted. Anything in
                    ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Value as set forth in paragraph 5(e)(i), in the case of (a) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, (b) the issuance of, or grant of options to purchase, up to 3,000,000 shares of Common Stock issuable pursuant to the Corporation's 1998 Stock Option Plan, as amended from time to time (including in such number all options outstanding on the date this Certificate of Incorporation becomes effective), or any other stock option, stock purchase or similar employee benefit plan adopted by the Board of Directors, or such greater number of shares as may be approved by the Board of Directors of the Corporation, including in each such case the affirmative vote of any Directors elected by the holders of Series A Preferred Stock or Series B Preferred Stock, or the issuance of shares of Common Stock upon the exercise of any such options (which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation, (c) the issuance of, or grant of, up to three (3) warrants to purchase shares of Series A Preferred Stock or Common Stock, as the case may be, and the issuance of such shares of Series A Preferred Stock or Common Stock, as the case may be, upon exercise of such warrants to Comdisco, Inc. ("Comdisco"), as a condition to the Corporation entering into the Master Lease Agreement dated as of March 31, 1999 between the Corporation and Comdisco and pursuant to that certain Subordinated Loan and Security Agreement (the "Comdisco Loan Agreement") dated as of March 31, 1999 between the Corporation and Comdisco or (d) the issuance of Series A Preferred Stock to Comdisco in accordance with Section 2.4 of the Comdisco Loan Agreement.

                (iii) Extraordinary Common Stock Event. Upon the happening of an
                      --------------------------------
          Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value for each series of Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted only under this paragraph 5(e)(iii) by multiplying the then effective Applicable Conversion Value for such series by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events .

     "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock; provided, however, that no such
                                           --------  -------
     adjustment shall be made, (i) in the case of clause (x), if the holders of such series of Preferred Stock simultaneously receive (A) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if such Preferred Stock had been converted into Common Stock on the date of such event or (B) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution, or (ii) in the case of clause (y) or (z), if such series of Preferred Stock is subdivided or combined in the same manner as is the Common Stock.

        (f) Dividends. In the event the Corporation shall make or issue, or fix
            ---------
     a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution provided for herein) payable in securities of the Corporation other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Preferred Stock shall receive upon conversion of the Preferred Stock, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their shares of Preferred Stock been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the holders of Preferred Stock.

        (g) Capital Reorganization or Reclassification. If the Common Stock
            ------------------------------------------
     issuable upon the conversion of Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then and in each such event the holders of each share of Preferred Stock shall have the right thereafter to convert each such share into the kind and amount of shares of stock and other securities and property receivable by such holders upon such reorganization, reclassification or other change, equal to the number or shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

        (h) Capital Reorganization, Merger or Sale of Assets. If at any time or
            ------------------------------------------------
     from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another Corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(c), unless the requisite number of holders of Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger had such holder's Preferred Stock been converted into Common Stock prior to such, consolidation, or sale, provided that no such provision shall be deemed to constitute the consent of the holders of Preferred Stock to any such transaction if such consent is required by this Certificate of Incorporation or under applicable law.

        (i) Certificate as to Adjustments. In each case of an adjustment or
            -----------------------------
     readjustment of the Applicable Conversion Rate for a series of Preferred Stock, the Corporation will furnish each holder of shares of the series of Preferred Stock so adjusted with a certificate showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

        (j) Exercise of Conversion Privilege. To exercise his conversion
            --------------------------------
     privilege pursuant to paragraph 5(a)(i) hereof, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for the conversion shall be duly endorsed in blank or accompanied by proper assignment thereof to the Corporation duly endorsed in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, (i) such certificate or certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this Section 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

        (k) Cash in Lieu of Fractional Shares. No fractional shares of Common
            ---------------------------------
     Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

        (l) Partial Conversion. In the event some but not all of the shares of
            ------------------
     Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Preferred Stock which were not converted.

        (m) Reservation of Common Stock. The Corporation shall at all times
            ---------------------------
     reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation shall take such corporate action, subject to the terms of this Certificate of Incorporation and applicable law, as may be necessary to increase its authorized but unissued shares of Common Stock at least to such number of shares as shall be sufficient for such purpose.

        (n) Issue Tax. The issuance of certificates for shares of Common Stock
            ---------
     upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Preferred Stock which is being converted.

        (o) Closing of Books. The Corporation will at no time close its transfer
            ----------------
     books against the transfer of shares of Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of shares of Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

 6.  Redemption.
     ----------

        (a) On or after May 22, 2003, the Corporation shall, at the written election of the holders of at least sixty-seven percent (67%) of the aggregate of then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting as a single class, upon written notice delivered to the Corporation and specifying the first day on which such shares are to be redeemed out of funds legally available therefor (which shall be a date not fewer than thirty (30) days after such notice is delivered to the Corporation), (i) redeem on the date specified by such holders one-third of all the shares of Series A Preferred Stock and Series B Preferred Stock outstanding on the date of such election and (ii) redeem on the first anniversary of such date one-half of the shares of Series A Preferred Stock and Series B Preferred Stock outstanding on such date and (iii) redeem on the second anniversary of such date all remaining shares of Series A Preferred Stock and Series B Preferred Stock outstanding on such date (each such date being herein called a "Redemption Date").

        (b) All shares of Series A Preferred Stock and Series B Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Series A Redemption Price and the Series B Redemption Price (as such terms are defined in paragraph 6(c) below) therefor have been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Series A Redemption Price for any shares of Series A Preferred Stock and the Series B Redemption Price for any shares of Series B Preferred Stock on or prior to the respective Redemption Date, then the unpaid Series A Redemption Price and the Series B Redemption Price shall thereafter each bear interest at an annual rate equal to eight (8%) percent, compounded annually until paid.

        (c) The redemption price for each share of Series A Preferred Stock and Series B Preferred Stock to be redeemed pursuant to this Section 6 shall be
     (i) in the case of the Series A Preferred Stock, the sum of the Series A Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series A Preferred Stock), plus the amount of the unpaid Series A Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series A Redemption Price") and (ii) in the case of the Series B Preferred Stock, the sum of the Series B Original Purchase Price (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to Series B Preferred Stock), plus the amount of the unpaid Series B Accruing Dividends and all other declared but unpaid dividends on such shares, up to and including the applicable Redemption Date (the "Series B Redemption Price").

        (d) After receipt of a notice of election pursuant to paragraph 6(a), the Corporation will give written notice by mail, postage prepaid, to the holders of record of Series A Preferred Stock and Series B Preferred Stock to be redeemed, such notice to be delivered to each such holder at its post office address shown by the records of the Corporation, specifying the number of shares to be redeemed, the Series A Redemption Price or the Series B Redemption Price, as the case may be, and the place and date of such redemption (the "Redemption Date"), (which date shall not be a day on which banks in the City of Boston are required or authorized to close) and to be given at least twenty (20) days prior to the Redemption Date; provided, however, that the Corporation's failure to give such notice shall
     --------  -------
     in no way affect its obligation to redeem the shares of Series A Preferred Stock and Series B Preferred Stock as provided in this Section 6. If on or before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on such Redemption Date, the shares so called for redemption with respect to any holder shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to
     Section 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificates representing shares so called for redemption, the Series A Redemption Price applicable to such Series A Preferred Stock and the Series B Redemption Price applicable to such Series B Preferred Stock, in each case without interest thereon.

        (e) If the funds of the Corporation legally available for redemption of the Series A Preferred Stock and Series B Preferred Stock on any Redemption Date are insufficient to redeem the total number of outstanding Series A Preferred Stock and Series B Preferred Stock to be redeemed on such Redemption Date, the Corporation shall redeem such number of shares of Series A Preferred Stock and Series B Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of the Series A Preferred Stock and Series B Preferred Stock according to the respective amounts which will be payable with respect to the full number of shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed on such date, as if all such shares of Series A Preferred Stock and Series B Preferred Stock were redeemed in full. Any shares of Series A Preferred Stock and Series B Preferred Stock not redeemed shall remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock and Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares of Series A Preferred Stock and Series B Preferred Stock to be redeemed on such prior Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above.

        (f) Subject to the terms of paragraph 6(d), any shares of Series A Preferred Stock and Series B Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of this Certificate of Incorporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

        (g) No shares of Series A Preferred Stock and Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such acquired shares of Series A Preferred Stock and Series B Preferred Stock shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock and Series B Preferred Stock accordingly.

        (h) Except for the redemption of shares of Common Stock from terminated employees of the Corporation pursuant to any stock restriction or repurchase agreements or other agreements with any such employees, the Corporation shall not, at any time while there are outstanding any shares of Series A Preferred Stock and Series B Preferred Stock, redeem any other shares of capital stock of the Corporation except with the prior written consent of the holders of sixty-seven percent (67%) of the aggregate of then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting as a single class.

 7.  Notices of Record Date.  In the event of:
     ----------------------

        (a) any taking by the Corporation of a record of the holders of any series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any series or any other securities or property, or to receive any other right, or

        (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

        (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying
     (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and
     (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

B.  COMMON STOCK.
    ------------

  1.  Relative Rights of Preferred Stock and Common Stock.  All preferences,
      ---------------------------------------------------
voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of Preferred Stock.

  2.  Voting Rights.  Except as otherwise required by law or this Certificate of
      -------------
Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH.

  3.  Dividends.  Subject to the preferential rights of Preferred Stock, if any,
      ---------
the holders of shares of Common Stock shall be entitled to receive, when and as if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

  4.  Dissolution, Liquidation or Winding Up.  In the event of any dissolution,
      --------------------------------------
liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.